UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 17, 2007
POLYPORE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-119224	57-1006871

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11430 North Community House Road, Charlotte, NC	28277

(Address of Principal Executive Offices)	(Zip Code)
(704) 587-8409
(Registrant’s Telephone Number, Including Area Code)
13800 South Lakes Drive, Charlotte, NC 28273
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On January 23, 2007, at approximately 11:30 a.m. Eastern time, Polypore International, Inc.’s Chief Executive Officer, Robert B. Toth, and Chief Financial Officer, Lynn Amos, will speak at the JP Morgan Annual High Yield Bond Conference. The conference is being held at the Loews Miami Beach Hotel in Miami, Florida. Mr. Toth will present a company overview, and Mr. Amos will discuss historical financial performance. A copy of the presentation will be available at www.polypore.net on January 23, 2007.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYPORE, INC.
Date: January 17, 2007	/s/ Lynn Amos
Lynn Amos
Chief Financial Officer